Exhibit  23.2


[Letterhead  of  Ham,  Langston  &  Brezina,  L.L.P.  appears  here]




                       CONSENT OF INDEPENDENT ACCOUNTANTS



To  the  Board  of  Directors
Berens  Industries,  Inc.


We consent to the use of our Report dated March 13, 2000, relating to the financial statements of Berens Industries, Inc. as of December 31, 1999 incorporated by reference herein.



                                 /s/  Ham,  Langston  &  Brezina,  L.L.P.


November  20,  2000
Houston,  Texas


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